EXHIBIT 99.1


                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

    In connection with Amendment No.1 to the Annual Report of Magnitude Information Systems, Inc. (the "Company") on Form 10-KSB for the year ended December 31, 2004 (the "Form 10-KSB"), I, Steven D. Rudnik, Chief Executive Officer of the Company, and I, Joerg H. Klaube, Chief Financial Officer of the Company, certify, as of the date hereof, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of our knowledge, that the Company's Form 10-KSB fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in the Form 10-KSB, fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated:  MARCH 3, 2006               MAGNITUDE INFORMATION SYSTEMS, INC.

                                    By: /s/ Steven D. Rudnik
                                        ----------------------------------------
                                        Steven D. Rudnik
                                        President and Chief Executive Officer

                                    By: /s/ Joerg H. Klaube
                                        ----------------------------------------
                                        Joerg H. Klaube
                                        Chief Financial Officer




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